UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2018

ZEDGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-37782	26-3199071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Cortlandt Street (14th Floor), New York, NY	10007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 577-3424

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)       Zedge, Inc.’s (the “Company”) Annual Meeting of Stockholders was held on January 17, 2018 (the “Meeting”). Stockholders voted on the matters set forth below.

(b) (1) A majority of the votes present or represented at the Meeting by the holders of shares entitled to vote on the following matter were voted in connection with the election of each of the Board of Directors nominees named in the Proxy Statement of the Company.

The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Vote	% Votes For
Michael Jonas	1,868,607	82,865	2,213	339,270	81.49
Howard Jonas	1,894,317	59,158	211	339,270	82.61
Todd Feldman	1,940,336	12,987	362	339,270	84.62
Mark Ghermezian	1,939,906	13,417	362	339,270	84.60
Elliot Gibber	1,940,946	12,377	362	339,270	84.65

(2) A majority of the votes present or represented at the Meeting by the holders of shares entitled to vote on the following matter were voted in connection with the approval of an amendment to the Company’s 2016 Stock Option and Incentive Plan that, among other things, (a) increased the number of shares of the Company’s Class B Common Stock available for the grant of awards thereunder by 350,000, and (b) modified the terms of the annual automatic grants to independent, non-employee directors to provide that the Compensation Committee may elect to pay any or all of the $50,000 in cash or fully vested shares of the Company’s restricted Class B common stock.

The number of votes cast with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Vote	% Votes For
1,926,417	26,889	378	339,270	84.01

(3) A majority of the votes present or represented at the Meeting by the holders of shares entitled to vote on the following matter were voted in connection with an advisory vote on the compensation of the Names Executive Officers.

The number of votes cast with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Vote	% Votes For
1,944,444	6,329	2,912	339,270	84.80

(4) A majority of the votes present or represented at the Meeting by the holders of shares entitled to vote on the following matter were voted in connection with the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2018.

The number of votes cast with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Vote	% Votes For
2,286,593	4,752	1,610	0	99.72

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEDGE, INC.

By:	/s/ Jonathan Reich
Name:	Jonathan Reich
Title:	Chief Financial Officer

Dated: January 22, 2018

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